SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York		14052-0018
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number, Including Area Code: (716) 652-2000

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On January 5, 2005, Moog Inc. entered into an Underwriting Agreement with Banc of America Securities LLC relating to the offer and sale of $150 million aggregate principal amount of its 6¼% Senior Subordinated Notes due 2015 (the "Notes"). The offering of the Notes was made by means of a prospectus, which consisted of a prospectus supplement and an accompanying base prospectus. The final prospectus supplement relating to the offer and sale of the Notes was filed with the Securities and Exchange Commission (the "Commission") on January 7, 2005. The Notes that were offered and sold were registered by means of a registration statement on Form S-3 (File No. 333-113698) (the "Registration Statement"), which was declared effective by the Commission on August 13, 2004.

On January 10, 2005, Moog entered into an Indenture with JPMorgan Chase Bank, N.A., as trustee, relating to the issuance of the Notes. The Notes bear interest at the rate of 6¼% per annum payable semiannually on January 15 and July 15 of each year, commencing on July 15, 2005. The Notes mature on January 15, 2015 and are subject to the terms and conditions set forth in the Indenture.

Moog is filing the Indenture and the Underwriting Agreement as exhibit 4.1 and exhibit 10.1, respectively, to this Current Report on Form 8-K. The descriptions of the material terms of the Indenture and the Underwriting Agreement contained in this Item 1.01 are qualified in their entirety by reference to such exhibits.

Item 2.03         Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01, which is incorporated herein by reference.

Item 8.01         Other Events.

On January 6, 2005, Moog issued a press release announcing the pricing of its public offering and sale of the Notes. The information contained in the press release, which is filed as exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference.

On January 10, 2005, Moog issued a press release announcing the closing of its public offering and sale of the Notes. The information contained in the press release, which is filed as exhibit 99.2 to this Current Report on Form 8-K, is incorporated herein by reference.

In connection with the offer and sale of the Notes, Moog is filing the legal opinion of counsel to Moog as to the validity of the Notes being offered and the consent of such counsel as exhibit 5.1 and exhibit 23.1, respectively, to this Current Report on Form 8-K. By filing this report, Moog is causing the legal opinion and consent, the Underwriting Agreement and the Indenture to be incorporated by reference into the Registration Statement.

Item 9.01         Financial Statements and Exhibits.

(c)	Exhibits.

	4.1	Indenture dated January 10, 2005 between Moog Inc. and JPMorgan Chase Bank, N.A., as trustee (with form of Notes attached).

	5.1	Opinion letter of Hodgson Russ LLP.

	10.1	Underwriting Agreement dated January 5, 2005 between Moog Inc. and Banc of America Securities LLC.

	23.1	Consent of Hodgson Russ LLP (included in Exhibit 5.1)

	99.1	Press Release dated January 6, 2005 announcing pricing of 6¼% Senior Subordinated Notes.

	99.2	Press Release dated January 10, 2005 announcing closing of sale of 6¼% Senior Subordinated Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: January 10, 2005	By:	/s/ Donald R. Fishback
	Name:	Donald R. Fishback
Controller

EXHIBIT INDEX
Exhibit	Description

4.1	Indenture dated January 10, 2005 between Moog Inc. and JPMorgan Chase Bank, N.A., as trustee (with form of Notes attached).

5.1	Opinion letter of Hodgson Russ LLP.

10.1	Underwriting Agreement dated January 5, 2005 between Moog Inc. and Banc of America Securities LLC.

23.1	Consent of Hodgson Russ LLP (included in Exhibit 5.1)

99.1	Press Release dated January 6, 2005 announcing pricing of 6¼% Senior Subordinated Notes.

99.2	Press Release dated January 10, 2005 announcing closing of sale of 6¼% Senior Subordinated Notes.